UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2007


                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


     REPUBLIC OF PANAMA              001-08430                   72-0593134
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


777 N. Eldridge Parkway, Houston, Texas                             77079
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including Area Code: (281) 870-5901
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


(b) On March 26, 2007, Francis S. Kalman, Executive Vice President and Chief Financial Officer of McDermott International, Inc. ("McDermott") notified McDermott of his intention to retire as Chief Financial Officer, effective April 1, 2007, and as Executive Vice President, effective September 30, 2007.

(c) The Board of Directors has approved the appointment of Michael S. Taff as Senior Vice President and Chief Financial Officer, effective April 1, 2007. Mr. Taff is 44 years of age and has served as McDermott's Vice President and Chief Accounting Officer since joining McDermott in June 2005. Prior to McDermott, Mr. Taff served as Vice President and Chief Financial Officer of HMT, Inc., a private engineering and construction company, from June 2004 and as Vice President and Corporate Controller of Phillip Services Corporation, a provider of industrial, environmental, transportation and container services, from September 1999 to May 2004. A copy of the press release announcing Mr. Taff's election is attached as Exhibit 99.1.

     In connection with his appointment as Chief Financial Officer, McDermott's Board of Directors has approved Mr. Taff's annual base salary of $400,000 per year and a 2007 target bonus award under McDermott's Executive Incentive Compensation Plan of 55% of his salary. In addition, Mr. Taff has entered into a change-in-control agreement which provides various payments and benefits to Mr. Taff in the event he is terminated within one year after a change-in-control either (1) by McDermott for any reason other than cause or (2) by Mr. Taff for good reason. A copy of the Change-In-Control Agreement is attached as Exhibit
10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

     10.1 Change-in-Control Agreement

     99.1 Press Release dated March 29, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         McDERMOTT INTERNATIONAL, INC.


                                         By: /s/ Michael S. Taff
                                             -----------------------------------
                                             Michael S. Taff
                                             Vice President and Chief Accounting
                                             Officer


March 29, 2007